UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2004

AMERICAN FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)

1-13653 (Commission File Number)	31-1544320 (IRS Employer Identification No.)

One East Fourth Street
Cincinnati, Ohio 45202
(Address of principal executive offices including Zip Code)

Registrant's telephone number, including area code:  (513) 579-2121

TABLE OF CONTENTS

Item 5.  Other Events and Required FD Disclosure

Item 7.  Financial Statements and Exhibits

SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 5.  Other Events and Required FD Disclosure.

     A copy of the press release issued by American Financial Group, Inc. on February 17, 2004 is furnished herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
    Financial statements of business acquired.  Not applicable.
    Pro forma financial information. Not applicable.
    Exhibits.

Exhibit No.	Description

99.1	Press release, dated as of February 17, 2004, relating to the potential effect of a proposed merger agreement between Provident Financial Group, Inc. and National City Corporation.

1

SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
AMERICAN FINANCIAL GROUP, INC.

Dated: February 17, 2004	By: Karl J. Grafe
Karl J. Grafe
Assistant Secretary

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INDEX TO EXHIBITS
99.1	Press release, dated as of February 17, 2004, relating to the potential effect of a proposed merger agreement between Provident Financial Group, Inc. and National City Corporation

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Exhibit 99.1

AMERICAN FINANCIAL GROUP, INC. ANNOUNCES RESULT OF

PROVIDENT FINANCIAL/NATIONAL CITY MERGER

Cincinnati, Ohio - February 17, 2004 - American Financial Group, Inc. (NYSE: AFG) today announced that the proposed merger of Provident Financial Group, Inc. (NASDAQ: PFGI) with National City Corporation (NYSE: NCC) is expected to result in a significant after-tax realized gain. The proposed merger was announced earlier today by Provident and National City.

      AFG owns 6.1 million Provident common shares and 70,000 shares of Provident preferred stock, convertible into another 1 million common shares. Upon completion of the merger, AFG expects to receive 8.1 million National City shares and to recognize an after-tax realized gain of between $130 million and $140 million depending upon market prices at closing. At December 31, 2003, AFG's shareholders' equity included a net unrealized gain of $100 million attributable to its Provident investment. This transaction would give rise to an incremental increase in shareholders' equity of between $30 million and $40 million ($.40 to $.55 per share), again depending on market prices at closing.

      Through the operations of the Great American Insurance Group, AFG is engaged primarily in property and casualty insurance, focusing on specialized commercial products for businesses, and in the sale of retirement annuities, life and supplemental health insurance products.

Forward Looking Statements

      This press release contains certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this press release not dealing with historical results are forward-looking and are based on estimates, assumptions and projections. Examples of such forward-looking statements include statements relating to: the Company's expectations concerning market and other conditions, future premiums, revenues and earnings; and rate increases.

      Actual results could differ materially from those expected by AFG depending on certain factors including but not limited to: changes to the terms of the proposed transaction, changes in economic conditions including interest rates, performance of securities, the availability of capital, regulatory actions, judicial decisions and rulings, tax law changes, and other changes in market conditions that could affect any party to the proposed transaction.
Contact:	Web Sites:
Anne N. Watson	www.amfnl.com
Vice President-Investor Relations	www.GreatAmericanInsurance.com
(513) 579-6652